Exhibit 10.44
FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2023, is entered into by and among LINGO MANAGEMENT, LLC, a Delaware limited liability company (“Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, N.A., as Administrative Agent, with reference to the following facts:
RECITALS

A.The Borrower, the Secured Guarantors, the Lenders, and Banc of California as Administrative Agent, are parties to a Credit Agreement dated as of August 16, 2022, as amended by that certain First Amendment to Credit Agreement and Joinder dated as of September 9, 2022, that certain Second Amendment to Credit Agreement and Joinder dated as of November 10, 2022, and that certain Third Amendment to Credit Agreement dated as of March 2, 2023 (the “Credit Agreement”).
C. The Borrower has requested that (i) the Loan Documents be amended to replace all references to (a) “BullsEye Telecom, Inc., a Michigan corporation” and “BullsEye Telecom, Inc.” with “BullsEye Telecom, LLC, a Michigan limited liability company” and “BullsEye Telecom, LLC”, as applicable, and (b) “Bullseye Business Solutions Holdings, Inc., a Michigan corporation”, and “Bullseye Business Solutions Holdings, Inc.” with “Bullseye Business Solutions Holdings, LLC, a Michigan limited liability company” and “Bullseye Business Solutions Holdings, LLC”, as applicable; and (ii) the Administrative Agent and the Lenders waive certain notices, and the Administrative Agent and the Lenders are willing to agree to such requests pursuant to the terms hereof.
NOW, THEREFORE, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.
2.Amendment of Loan Documents. Effective as of June 30, 2023, the Loan Documents are hereby amended to replace all references to (a) “BullsEye Telecom, Inc., a Michigan corporation” and “BullsEye Telecom, Inc.” with “BullsEye Telecom, LLC, a Michigan limited liability company” and “BullsEye Telecom, LLC”, as applicable; and (b) “Bullseye Business Solutions Holdings, Inc., a Michigan corporation”, and “Bullseye Business Solutions Holdings, Inc.” with “Bullseye Business Solutions Holdings, LLC, a Michigan limited liability company” and “Bullseye Business Solutions Holdings, LLC”, as applicable.
3.Waiver of Notice. Upon the terms and subject to the conditions set forth in this Amendment, effective as of June 28, 2023, the Administrative Agent and the Lenders shall be deemed to have waived the notice requirements set forth in (x) Sections 6.02(e) and 7.13(c) of the Credit Agreement of the conversion of (i) BullsEye into a Michigan limited liability company named “BullsEye Telecom, LLC” on June 30, 2023, and (ii) Bullseye Business Solutions Holdings, Inc., a Michigan corporation, into a Michigan limited liability company named Bullseye Business Solutions Holdings, LLC on June 28, 2023, and (y) Section 6.02(e) of the Credit Agreement of (i) Impact Telecom, LLC moving from a direct Subsidiary of Impact Acquisition, LLC to a direct Subsidiary of Borrower, and (ii) Lingo Telecom, LLC moving from a direct Subsidiary of Impact Telecom, LLC to a direct Subsidiary of Borrower on August 26, 2023. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and shall not entitle Borrower or the Secured Guarantors to any other or further waiver in any similar or other circumstances.
4.Conditions Precedent. The effectiveness of this Amendment, and the waiver of notice, shall be subject to the satisfaction of each of the following conditions:
(i)This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Secured Guarantors, and the Lenders;
(ii)Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;
(iii)No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof; and
(iv)Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
5.Reaffirmation and Ratification. The Borrower hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.
6.Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.
7.Counterparts; Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
8.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.
[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:    LINGO MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

Schedule l.0l(b)

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SECURED GUARANTORS:    BULLSEYE TELECOM, LLC,
a Michigan limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BULLSEYE BUSINESS SOLUTIONS HOLDINGS, LLC,
a Michigan limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BANDWAVE SYSTEMS, L.L.C.,
a Pennsylvania limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

BULLSEYE TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO
LINGO TELECOM OF THE WEST, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

IMPACT ACQUISITION, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

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IMPACT TELECOM, LLC,
a Nevada limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO TELECOM, LLC,
a Texas limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

LINGO COMMUNICATIONS OF KENTUCKY, LLC
a Georgia limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title: CEO

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ADMINISTRATIVE AGENT:    BANC OF CALIFORNIA, N.A.

By: /s/Carlos Ramos
Name: Carlos Ramos
Title: SVP – Market Manager

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LENDERS:                    BANC OF CALIFORNIA, N.A.

    By: /s/Carlos Ramos
Name: Carlos Ramos
Title: SVP – Market Manager

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GRASSHOPPER BANK

By: /s/Barbara Fleming
Name: Barbara Fleming
Title: Head of Fund & Sponsor Banking

KEYBANK NATIONAL ASSOCIATION

By:    /s/ Paul T. Whalen
Name: Paul T. Whalen
Title: Vice President

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ACKNOWLEDGMENT OF PARENT AND ULTIMATE PARENT GUARANTORS

The undersigned (the "Parent and Ultimate Parent Guarantors") hereby acknowledge and agree to the attached Fourth Amendment to Credit Agreement (the "Fourth Amendment"). The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the "Guarantees"), and the Parent and Ultimate Parent Guarantors agree that their respective Guarantees are and shall remain in full force and effect notwithstanding the Fourth Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors' acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.

All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Fourth Amendment.
Dated: November 6, 2023    B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By: /s/Phillip Ahn
Name: Phillip Ahn
Title: CFO

B.RILEY FINANCIAL, INC.,
a Delaware corporation

By: /s/Phillip Ahn
Name: Phillip Ahn
Title: CFO

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